Exhibit 10.5

FIRST AMENDMENT TO LEASE

FIRST AMENDMENT TO LEASE dated as of this 24th day of March, 2015 (the “Effective Date”), by and between BP BAY COLONY LLC, a Delaware limited liability company (“Landlord”) and AMAG PHARMACEUTICALS, INC., a Delaware corporation (“Tenant”).

RECITALS

By Lease dated June 10, 2013 (the “Lease”), Landlord did lease to Tenant and Tenant did hire and lease from Landlord certain premises containing 32,217 square feet of rentable floor area (the “Rentable Floor Area of the Existing Premises”) on the third (3rd) floor of the North Wing of the building (the “Building”) known as and numbered Bay Colony Corporate Center, 1100 Winter Street, Waltham, Massachusetts (referred to herein as the “Existing Premises”).

Landlord and Tenant have agreed (i) to increase the size of the Existing Premises by adding thereto an additional 5,934 square feet of rentable floor area (the “Rentable Floor Area of the First Additional Premises”) located on the third (3rd) floor of the North Wing of the Building, which space is shown on Exhibit A attached hereto and made a part hereof (the “First Additional Premises”) and (ii) to extend the Term of the Lease for a period of one (1) year, upon all of the same terms and conditions contained in the Lease except as otherwise provided in this First Amendment to Lease (the “First Amendment”).

Landlord and Tenant are entering into this instrument to set forth said leasing of the First Additional Premises to extend the Term of the Lease and to amend the Lease.

NOW THEREFORE, in consideration of One Dollar ($1.00) and other good and valuable consideration in hand this date paid by each of the parties to the other, the receipt and sufficiency of which are hereby severally acknowledged, and in further consideration of the mutual promises herein contained, Landlord and Tenant hereby agree to and with each other as follows:

1.                                      Effective as of the Effective Date (the “First Additional Premises Commencement Date”), the First Additional Premises shall constitute a part of the “Tenant’s Premises” demised to Tenant under the Lease, so that the “Tenant’s Premises” and, by definition the “Premises” (as defined in Sections 1.1 and 2.1 of the Lease), shall include both the First Additional Premises and the Existing Premises.

2.                                      (A)          The Term of the Lease, which but for this First Amendment is scheduled to expire on November 30, 2018, is hereby extended for a period of one (1) year commencing on December 1, 2018 and expiring on November 30, 2019 (the “First Extended Term”), unless sooner terminated or extended in accordance with the provisions of the Lease, upon all the same terms and conditions contained in the Lease as herein amended.

(B)          Landlord and Tenant acknowledge that Tenant shall continue to have the right to extend the Term of the Lease for one (1) period of five (5) years upon the expiration of the First Extended Term in accordance with the terms and conditions set forth in Section

9.18 of the Lease except that all references to the “Extended Term” shall be replaced with “Second Extended Term”.

(C)          The Term of the Lease for the Existing Premises and the First Additional Premises shall be coterminous. Accordingly, the extension option contained in Section 9.18 of the Lease shall apply to the Existing Premises and the First Additional Premises collectively and not to either such space independently.

3.                                      (A)          (i)            Annual Fixed Rent for the Existing Premises through November 30, 2018 shall continue to be payable as set forth in the Lease.

(ii)           From the date which is one hundred and fifty (150) days subsequent to the Effective Date (the “First Additional Premises Rent Commencement Date”) through November 30, 2018, Annual Fixed Rent for the First Additional Premises shall be payable at the annual rate of $222,525.00 (being the product of (i) $37.50 and (ii) the Rentable Floor Area of the First Additional Premises (being 5,934 square feet)).

(B)          During the First Extended Term, Annual Fixed Rent for the Premises (ie: the Existing Premises and the First Additional Premises) shall be payable at the annual rate of $1,468,813.50 (being the product of $38.50 and (ii) the Rentable Floor Area of the Premises (being 38,151 square feet) (as hereinafter set forth in Section 4 below).

(C)          During the Second Extended Term (if exercised), Annual Fixed Rent shall be determined as provided in Section 9.18 of the Lease.

4.                                      For the purposes of computing Tenant’s payments for Operating Expenses Allocable to the Premises pursuant to Section 2.6 of the Lease, Landlord’s Tax Expenses Allocable to the Premises pursuant to Section 2.7 of the Lease and electricity pursuant to Section 2.8 of the Lease, for the portion of the Term on and after the First Additional Premises Commencement Date, the “Rentable Floor Area of the Premises” shall comprise a total of 38,151 square feet including both the Rentable Floor Area of the Existing Premises (being 32,217 square feet) and the Rentable Floor Area of the First Additional Premises (being 5,934 square feet).  For the portion of the Lease Term prior to the First Additional Premises Commencement Date, the “Rentable Floor Area of the Premises” shall continue to be the Rentable Floor Area of the Existing Premises for such purposes.

5.                                      (A)          From and after the First Additional Premises Commencement Date for the purposes of computing Tenant’s payments for operating expenses pursuant to Section 2.6 of the Lease with respect to the First Additional Premises, the following is hereby added to the definition of “Base Operating Expenses” contained in Section 1.1 of the Lease:

Base Operating Expenses: With respect to the First Additional Premises only, Landlord’s Operating Expenses (as hereinafter defined in Section 2.6) for calendar year 2015, being the period from January 1, 2015 through December 31, 2015.

The definition of Base Operating Expenses shall otherwise remain unchanged with respect to the Existing Premises.

(B)          Further, for purposes of determining and calculating Tenant’s payments for operating expenses pursuant to Section 2.6 of the Lease respecting the First Additional Premises, (i) all references in Section 2.6 of the Lease to the “Premises” shall be deemed to be references to the First Additional Premises; (ii) all references in Section 2.6 of the Lease to the “Rentable Floor Area of the Premises” shall be deemed to be references to the Rentable Floor Area of the First Additional Premises; and (iii) in the definitions of “Operating Expenses Allocable to the Premises” and “Base Operating Expenses Allocable to the Premises”, the reference to the “Rentable Floor Area of the Premises” shall mean said Rentable Floor Area of the First Additional Premises.

6.                                      (A)          From and after the First Additional Premises Commencement Date, for the purposes of computing Tenant’s payments for real estate taxes pursuant to Section 2.7 of the Lease with respect to the First Additional Premises, the following is hereby added to the definition of “Base Taxes” contained in Section 1.1 of the Lease:

Base Taxes: With respect to the First Additional Premises only, Landlord’s Tax Expenses (as hereinafter defined in Section 2.7) for fiscal tax year 2016, being the period from July 1, 2015 through June 30, 2016.

The definition of Base Taxes shall otherwise remain unchanged with respect to the Existing Premises.

(B)          Further, for purposes of determining and calculating the Tenant’s obligations to make payment for real estate taxes pursuant to Section 2.7 of the Lease respecting the First Additional Premises, (i) all references in Section 2.7 of the Lease to the “Premises” shall be deemed to be references to the First Additional Premises; (ii) all references in Section 2.7 to the “Rentable Floor Area of the Premises” shall be deemed to be references to the Rentable Floor Area of the First Additional Premises; and (iii) in the definitions of “Landlord’s Tax Expenses Allocable to the Premises” and “Base Taxes Allocable to the Premises” the reference to the “Rentable Floor Area of the Premises” shall mean said Rentable Floor Area of the First Additional Premises.

7.                                      Effective as of the First Additional Premises Commencement Date, the definition of “Number of Parking Privileges” contained in Section 1.1 of the Lease shall be deleted in its entirety and the following substituted therefor:

One hundred and Fourteen (114) (being three (3) spaces per 1,000 square feet of Rentable Floor Area of the Premises).

8.                                      Section 3.1 of the Lease, as it pertains to the First Additional Premises only, shall be deleted in its entirety and shall be replaced with the following Section 3.1:

Section 3.1            Preparation of the Premises

(A)          Tenant shall accept the First Additional Premises in their as-is condition without any obligation on the Landlord’s part to perform any additions, alterations, improvements, demolition or other work therein or pertaining thereto, except as otherwise expressly set forth in the Lease.  Landlord, however, agrees to deliver the First Additional Premises in broom clean condition free of all debris and personal property and free of all tenants and parties in possession.

(B)          The plans and specifications for the Tenant’s work on the First Additional Premises (the “Tenant’s Work”) have been approved by Landlord and are attached hereto as Exhibit B (the “Plans”).  Landlord’s approval of the Plans hereby constitutes approval under Section 5.12 of the Lease for Tenant’s alterations to the Premises.  Notwithstanding Section 5.12 of the Lease, Tenant shall not be responsible for payment as Additional Rent of any fees in connection with Landlord’s review of the Plans and Tenant’s Work; provided, however, that Landlord reserves the right to engage a structural engineer for consultation in connection with the File Room shown on the Plans if Landlord deems necessary and Tenant shall be responsible for reimbursing Landlord for reasonable and actual fees associated with the same.  Tenant shall have the right to change, modify or amend such Plans, subject to (i) the reasonable approval by Landlord of such changes, modifications or amendments, and (ii) to the payment of fees and costs stipulated in Section 5.12 of the Lease in connection with Landlord’s review of such amendments to the Plans.  All such future approvals, or disapprovals with supporting specific reasons, for subsequent submittals of corrections or changes, shall be provided to Tenant within five (5) business days of Landlord’s receipt.

(C)          Tenant, at its sole cost and expense, shall promptly, and with all due diligence, perform Tenant’s Work as set forth on the Plans, and, in connection therewith, Tenant shall obtain all necessary governmental permits and approvals for Tenant’s Work.  All of Tenant’s Work shall be performed in a good and workmanlike manner, strictly in accordance with the Plans, and in compliance with all Legal Requirements and all Insurance Requirements.  Tenant shall have Tenant’s Work performed by contractors, reasonably approved by Landlord, which contractors shall provide to Landlord such insurance as required by Section 8.14 of the Lease.  Landlord hereby acknowledges that it has approved the contractors listed on Exhibit C, attached hereto, to act as Tenant’s contractor with respect to Tenant’s Work.  Landlord shall have the right, in accordance with Section 5.12 of the Lease, to provide such reasonable rules and regulations relative to the performance of Tenant’s Work and any other work which the Tenant may perform under the Lease and Tenant shall abide by all such reasonable rules and regulations and shall cause all of its contractors to so abide including, without limitation, payment for the costs of using Building electrical services and, if Tenant’s Work is performed other than during normal Building business hours, the cost of building engineer during such overtime hours. It shall be Tenant’s obligation to obtain a certificate of occupancy or other like governmental approval for the use and occupancy of the First Additional Premises to the extent required by law, and Tenant shall not occupy the First Additional Premises for the conduct of business until and unless it has obtained such approval and has submitted to Landlord a copy of the same together with waivers of lien from all of

Tenant’s contractors in form adequate for recording purposes.  Tenant shall also prepare and submit to Landlord promptly after Tenant’s Work is substantially complete a set of as-built plans in both print and electronic forms showing the work performed by Tenant to the Premises including, without limitation, any wiring or cabling installed by Tenant or Tenant’s contractor for Tenant’s computer, telephone and other communication systems.

(D)          Tenant acknowledges that Tenant is acting for its own benefit and account and that Tenant will not be acting as Landlord’s agent in performing any Tenant Work, accordingly, no contractor, subcontractor or supplier shall have a right to lien Landlord’s interest in the Property in connection with any work.

(E)           Landlord shall provide to Tenant a special allowance equal to Three Hundred Eighty One Thousand Five Hundred Ten and 00/100 Dollars ($381,510.00) (being the product of (i) $10.00 and (ii) the Rentable Floor Area of the Premises (the “Tenant Allowance”)).

The Tenant Allowance shall be used and applied by Tenant solely toward the following (collectively, “Costs”):  (i) the costs of labor and materials incurred in the performance of Tenant’s Work, any other work contemplated by the Plans, any other work to integrate the First Additional Premises into the Existing Premises, and any other work approved by the Landlord on the Premises, and (ii) architectural and engineering fees and expenses and the cost of telecommunications and AV wiring incurred in connection with the design of Tenant’s Work, provided, however, that such costs shall be payable from Tenant’s Allowance up to an aggregate amount not to exceed $44,505.00.

As a condition precedent to the disbursement of any payments on account of the Tenant Allowance, Tenant shall deliver to Landlord a certificate signed by Tenant specifying the total amount of all Costs of Tenant’s Work, including architectural and engineering fees and expenses, and identifying all design professionals, consultants, contractors, service providers, subcontractors and suppliers involved with Tenant’s Work (the “Tenant’s Costs Certificate”).  Tenant shall promptly notify Landlord in writing of any material change in the total amount of all Costs of Tenant’s Work as reflected in Tenant’s Costs Certificate.

(F)           For the purposes hereof, a “Requisition” shall mean written documentation (including invoices from all applicable Tenant’s design professionals, consultants, contractors, service providers, subcontractors and suppliers, and such other documentation as Landlord’s mortgagee may reasonably request) showing in reasonable detail the Tenant’s Work completed to date and the cost of all of the items, services and work covered thereby.

Each Requisition shall be accompanied by (i) evidence reasonably satisfactory to Landlord that all of the items, services and work covered by such Requisition have been fully paid by Tenant, (ii) executed lien waivers (partial or final, as applicable) in the forms attached hereto as Exhibit D from all persons or entities that might have a lien as a result of performing any such services or work or furnishing any such items, (iii) a certificate signed by Tenant’s architect certifying that the Tenant’s Work reflected in such Requisition has been completed substantially in accordance with the approved Plans, and (iv) a certificate signed by Tenant certifying that the amount of the such Requisition does not exceed the cost of the items, services and work covered thereby.  Landlord shall have the right, upon reasonable advance notice to Tenant, to inspect Tenant’s books and records relating to each Requisition in order to verify the amount thereof.  Tenant shall submit Requisition(s) no more often than once every thirty (30) days.

Provided and on condition that, as of the date on which Tenant submits to Landlord any Requisition (together with all required supporting documentation) (i) Tenant has delivered Tenant’s Costs Certificate to Landlord, (ii) Tenant has submitted such Requisition to Landlord not later than the date that is Three Hundred Sixty-Five (365) days after the Effective Date, (iii) there exists no Event of Default, and (iv) there are no liens (unless bonded to the reasonable satisfaction of Landlord) against Tenant’s interest in the Lease or against the Building or the Site arising out of Tenant’s Work or any litigation in which Tenant is a party, then Landlord shall pay the Costs shown on such Requisition within thirty (30) days after Landlord’s receipt thereof; provided, however, that in no event shall Landlord have any obligation to pay or otherwise fund any amount in excess of the Tenant Allowance.

(G)          Notwithstanding anything to the contrary herein contained:

(i)            In addition to the other requirements applicable to Requisitions generally, as set forth in Section 8(F) above, it is understood and agreed that Landlord shall have no obligation to pay Tenant’s final Requisition, unless and until (a) Tenant has delivered to Landlord a final set of record drawings for Tenant’s Work, (b) Tenant has delivered to Landlord a certificate of substantial completion signed by Tenant’s general contractor and (c) a certificate of occupancy has been approved for issuance by the applicable governmental authority respecting the First Additional Premises.

(ii)           Landlord shall in no event be deemed, by undertaking to pay the Tenant Allowance or otherwise, to have assumed any obligations, in whole or in part, of Tenant to any design professionals, consultants, contractors, vendors, service providers, subcontractors, suppliers, workers, materialmen or other third parties.

(iii)          Except with respect to work and/or materials previously paid for by Tenant, as evidenced by paid invoices and written lien waivers provided to Landlord, Landlord shall have the right (but not the obligation) to have portions of the Tenant Allowance paid to directly to Tenant’s design professionals, consultants, contractors, service providers, subcontractors or suppliers.

(iv)          In the event that Costs are less than the Tenant Allowance, Tenant shall not be entitled to any payment or credit, nor shall there be any application of the same toward Annual Fixed Rent or Additional Rent owed by Tenant under the

Lease.

9.                                      As of the Effective Date, the “Potential ROFO Space” (defined in Section 9.26 of the Lease) shall be amended to be the (i) approximate 6,500 square feet of space and (ii) approximate 4,000 square feet of space located on the second (2nd) floor South Wing of the Building as shown on Exhibit E attached hereto (and such Exhibit E shall replace Exhibit L attached to the Lease).

10.                               As of the date hereof, Landlord is holding a security deposit in the amount of $400,000.00 (the “Security Deposit”) in the form of an irrevocable letter of credit issued by Bank of America, N.A. (the “Letter of Credit”) in accordance with the terms set forth in Section 9.19 of the Lease (“Section 9.19”). Section 9.19 provides that Landlord shall return $100,000.00 of the Security Deposit to Tenant on September 19, 2015 (the “Return Date”) so that the remainder of such Security Deposit is $300,000.00 provided Tenant has met the conditions for such return as stated in Section 9.19. Landlord and Tenant have agreed to extend such Return Date to September 19, 2016 and as of the extended Return Date, Landlord shall return a $100,000.00 portion of such Security Deposit to Tenant as provided in Section 9.19 so long as Tenant has met all of the conditions for such return as stated in Section 9.19.

11.                               (A)          Tenant warrants and represents that Tenant has not dealt with any broker in connection with the consummation of this First Amendment except Colliers International (the “Broker”) and in the event any claim is made against Landlord relative to dealings by Tenant with any brokers other than the Broker, Tenant shall defend the claim against Landlord with counsel of Tenant’s selection first approved by Landlord (which approval will not be unreasonably withheld) and save harmless and indemnify Landlord on account of loss, cost or damage which may arise by reason of such claim.

(B)          Landlord warrants and represents that Landlord has not dealt with any broker in connection with the consummation of this First Amendment, other than the Broker, and in the event any claim is made against Tenant relative to dealings by Landlord with brokers, Landlord shall defend the claim against Tenant with counsel of Landlord’s selection first approved by Tenant (which approval will not be unreasonably withheld) and save harmless and indemnify Tenant on account of loss, cost or damage which may arise by reason of such claim.  Landlord agrees that it shall be solely responsible for the payment of brokerage commissions to the Broker for the First Extended Term as further outlined in a separate agreement between Landlord and the Broker.

12.                               Except as otherwise expressly provided herein, all capitalized terms used herein without definition shall have the same meanings as are set forth in the Lease.

13.                               Except as herein amended the Lease shall remain unchanged and in full force and effect.  All references to the “Lease” shall be deemed to be references to the Lease as herein amended.

14.                               Each of Landlord and Tenant hereby represents and warrants to the other that all necessary action has been taken to enter this First Amendment and that the person signing this First Amendment on its behalf has been duly authorized to do so.

15.                               The parties acknowledge and agree that this First Amendment may be executed by electronic signature, which shall be considered as an original signature for all purposes and shall have the same force and effect as an original signature. Without limitation, “electronic signature” shall include faxed versions of an original signature or electronically scanned and transmitted versions (e.g., via pdf) of an original signature.

EXECUTED as of the date and year first above written.

LANDLORD:

WITNESS:	BP BAY COLONY LLC, a Delaware limited liability company

Matthew Murry	BY: BP BAY COLONY HOLDINGS LLC, a
Delaware limited liability company, its sole member

BY: BOSTON PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership, its member

BY: BOSTON PROPERTIES, INC., a Delaware Corporation, its general partner

	BY:	/s/ David C. Provost
	Name:	David C. Provost
	Title:	SVP

TENANT:

WITNESS:	AMAG PHARMACEUTICALS, INC.

	By:	Scott A. Holmes
Lora Teska	Name:	Scott A. Holmes
	Title:	SVP Finance and Investor Relations

EXHIBIT A

FIRST ADDITIONAL PREMISES

EXHIBIT B

TENANT PLANS

EXHIBIT C

APPROVED CONTRACTORS FOR TENANT’S WORK

Chapman Construction and Design as General Contractor

Other contractors as mutually agreed upon by Landlord and Tenant

EXHIBIT D

FORMS OF LIEN WAIVERS

CONTRACTOR’S PARTIAL WAIVER AND SUBORDINATION OF LIEN

STATE OF		Date:

	COUNTY	Application for Payment No.:

OWNER:

CONTRACTOR:

LENDER / MORTGAGEE:	None

1.	Original Contract Amount:	$

2.	Approved Change Orders:	$

3.	Adjusted Contract Amount:	$
(line 1 plus line 2)

4.	Completed to Date:	$

5.	Less Retainage:	$

6.	Total Payable to Date:	$
(line 4 less line 5)

7.	Less Previous Payments:	$

8.	Current Amount Due:	$
(line 6 less line 7)

9.	Pending Change Orders:	$

10.	Disputed Claims:	$

The undersigned who has a contract with                                                    for furnishing labor or materials or both labor and materials or rental equipment, appliances or tools for the erection, alteration, repair or removal of a building or structure or other improvement of real property known and identified as located in                          (city or town),                   County,                                                    and owned by                                   , upon receipt of                      ($                    ) in payment of an invoice/requisition/application for payment dated does hereby:

(a)                                 waive any and all liens and right of lien on such real property for labor or materials, or both labor and materials, or rental equipment, appliances or tools, performed or furnished through the following date                                  (payment period), except for retainage, unpaid agreed or pending change orders, and disputed claims as stated above;

(b)                                 subordinate any and all liens and right of lien to secure payment for such unpaid, agreed or pending change orders and disputed claims, and such further labor or materials, or both labor and materials, or rental equipment, appliances or tools, except for retainage, performed or furnished at any time through the twenty-fifth day after the end of the above payment period, to the extent of the amount actually advanced by the above lender/mortgagee through such twenty-fifth day.

                Signed under the penalties of perjury this                    day of                   , 20    .

WITNESS:	CONTRACTOR:

Name:	Name:
Title:	Title:

SUBCONTRACTOR’S LIEN WAIVER

General Contractor:

Subcontractor:

Owner:

Project:

Total Amount Previously Paid:	$

Amount Paid This Date:	$

Retainage (Including This Payment) Held to Date:	$

In consideration of the receipt of the amount of payment set forth above and any and all past payments received from the Contractor in connection with the Project, the undersigned acknowledges and agrees that it has been paid all sums due for all labor, materials and/or equipment furnished by the undersigned to or in connection with the Project and the undersigned hereby releases, discharges, relinquishes and waives any and all claims, suits, liens and rights under any Notice of Identification, Notice of Contract or statement of account with respect to the Owner, the Project and/or against the Contractor on account of any labor, materials and/or equipment furnished through the date hereof.

The undersigned individual represents and warrants that he is the duly authorized representative of the undersigned, empowered and authorized to execute and deliver this document on behalf of the undersigned and that this document binds the undersigned to the extent that the payment referred to herein is received.

The undersigned represents and warrants that it has paid in full each and every sub-subcontractor, laborer and labor and/or material supplier with whom undersigned has dealt in connection with the Project and the undersigned agrees at its sole cost and expense to defend, indemnify and hold harmless the Contractor against any claims, demands, suits, disputes, damages, costs, expenses (including attorneys’ fees), liens and/or claims of lien made by such sub-subcontractors, laborers and labor and/or material suppliers arising out of or in any way related to the Project.

Signed under the penalties of perjury as of this              day of                             , 20    .

SUBCONTRACTOR:	Signature and Printed Name of Individual
Signing this Lien Waiver

WITNESS:

Name:
Title:

Dated:

CONTRACTOR’S WAIVER OF CLAIMS AGAINST OWNER AND ACKNOWLEDGMENT OF FINAL PAYMENT

Commonwealth of Massachusetts	Date:

COUNTY OF	Invoice No.:

OWNER:

CONTRACTOR:

PROJECT:

1.	Original Contract Amount:	$

2.	Approved Change Orders:	$

3.	Adjusted Contract Amount:	$

4.	Sums Paid on Account of Contract Amount:	$

5.	Less Final Payment Due:	$

The undersigned being duly sworn hereby attests that when the Final Payment

Due as set forth above is paid in full by Owner, such payment shall constitute payment in full for all labor, materials, equipment and work in place furnished by the undersigned in connection with the aforesaid contract and that no further payment is or will be due to the undersigned.

The undersigned hereby attests that it has satisfied all claims against it for items, including by way of illustration but not by way of limitation, items of: labor, materials, insurance, taxes, union benefits, equipment, etc. employed in the prosecution of the work of said contract, and acknowledges that satisfaction of such claims serves as an inducement for the Owner to release the Final Payment Due.

The undersigned hereby agrees to indemnify and hold harmless the Owner from and against all claims arising in connection with its Contract with respect to claims for the furnishing of labor, materials and equipment by others. Said indemnification and hold harmless shall include the reimbursement of all actual attorney’s fees and all costs and expenses of every nature, and shall be to the fullest extent permitted by law.

The undersigned hereby irrevocably waives and releases any and all liens and right of lien on such real property and other property of the Owner for labor or materials, or both labor and materials, or rental equipment, appliances or tools, performed or furnished by the undersigned, and anyone claiming by, through, or under the undersigned, in connection with the Project.

The undersigned hereby releases, remises and discharges the Owner, any agent of the Owner and their respective predecessors, successors, assigns, employees, officers, shareholders, directors, and principals, whether disclosed or undisclosed (collectively “Releasees”) from and against any and all claims, losses, damages, actions and causes of action (collectively “Claims”) which the undersigned and anyone claiming by, through or under the undersigned has or may have against the Releasees, including, without limitation, any claims arising in connection with the Contract and the work performed thereunder.

Notwithstanding anything to the contrary herein, payment to the undersigned of the Final Payment Due sum as set forth above, shall not constitute a waiver by the Owner of any of its rights under the contract including by way of illustration but not by way of limitation guarantees and/or warranties. Payment will not be made until a signed waiver is returned to Owner.

The undersigned individual represents and warrants that he/she is the duly authorized representative of the undersigned, empowered and authorized to execute and deliver this document on behalf of the undersigned.

Signed under the penalties of perjury as of this        day of                                 ,           .

Corporation

By:
Name:
Title:
Hereunto duly authorized

COMMONWEALTH OF MASSACHUSETTS

COUNTY OF SUFFOLK

                On this        day of                     , 20      , before me, the undersigned notary public, personally appeared                                                           , proved to me through satisfactory evidence of identification, to be the person whose name is signed on the preceding or attached document, and acknowledged to me that he/she signed it as                              for                              , a corporation/partnership voluntarily for its stated purpose.

NOTARY PUBLIC
My Commission Expires:

EXHIBIT E

POTENTIAL ROFO SPACE